                                 EXHIBIT 24

                       POWER OF ATTORNEY


STATE OF NEW MEXICO

COUNTY OF DONA ANA

KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of
The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of March, 1996.



                              /s/ Frank Borman
                              Frank Borman

                          ACKNOWLEDGMENT

BEFORE me this 21 day of March, 1996, came Frank Borman, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Patricia M. Frietze
                              NOTARY PUBLIC

                              State of New Mexico

                              My Commission Expires:  11/22/99

                                   [NOTARIAL SEAL]

                        POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of March, 1996.



                              /s/ M. Faye Wilson
                              M. Faye Wilson

                          ACKNOWLEDGMENT

BEFORE me this 26 day of March, 1996, came M. Faye Wilson, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.


                              Margie Bidwell
                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires: August 14, 1998

                                        [NOTARIAL SEAL]

                                       POWER OF ATTORNEY


STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of
The Home Depot, Inc., a Delaware corporation (the "Company), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22 day March, 1996.



                              /s/ Berry R. Cox
                              Berry R. Cox

                          ACKNOWLEDGMENT

BEFORE me this 22 day of March, 1996, came Berry R. Cox, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Cindy Lou Wolf
                              NOTARY PUBLIC

                              State of Texas
                              My Commission Expires:  8/24/96

                                   [NOTARIAL SEAL]

                        POWER OF ATTORNEY


STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of March, 1996.



                              /s/ Milledge A. Hart, III
                              Milledge A. Hart, III

                          ACKNOWLEDGMENT

BEFORE me this 21 day of March, 1996, came Milledge A. Hart, III, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Kathie Presas
                              NOTARY PUBLIC

                              State of Texas

                              My Commission Expires: 2/7/2000
                                   [NOTARIAL SEAL]

                                  POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF COBB

KNOW ALL MEN BY THESE PRESENTS, that I, James W. Inglis, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of March, 1996.



                              /s/ James W. Inglis
                              James W. Inglis

                          ACKNOWLEDGMENT

BEFORE me this 21st day of March, 1996, came James W. Inglis, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Margie Bidwell
                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires:  August 14,
1998

                                        [NOTARIAL SEAL]

                                        POWER OF ATTORNEY



STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of March, 1996.



                              /s/ Donald R. Keough
                              Donald R. Keough

                          ACKNOWLEDGMENT

BEFORE me this 21st day of March, 1996, came Donald R. Keough, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Mary Beth Meeder
                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires:  January 11, 2000
                                   [NOTARIAL SEAL]

                           POWER OF ATTORNEY


STATE OF NEW YORK

COUNTY OF BRONX


KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of March, 1996.



                              /s/Kenneth G. Langone
                              Kenneth G. Langone

                          ACKNOWLEDGMENT

BEFORE me this 21st day of March, 1996, came Kenneth G. Langone, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/ Marcia Kucher
                              NOTARY PUBLIC

                              State of New York

                              My Commission Expires:  9/30/96
                                   [NOTARIAL SEAL]

                        POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF FULTON


KNOW ALL MEN BY THESE PRESENTS, that I, Johnnetta B. Cole, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for The Home Depot, Inc., and to file the same on or about March 31, 1996, with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments or supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed 1996 Dividend Reinvestment and Stock Purchase Program, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21 day of March, 1996.



                              /s/ Johnnetta B. Cole
                              Johnnetta B. Cole

                          ACKNOWLEDGMENT

BEFORE me this 21 day of March, 1996, came Johnnetta B. Cole, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.


                              /s/ Edna D. Owens
                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires: July 30, 1999
                                   [NOTARIAL SEAL]